DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill All Cap Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Corporate Credit Fund

Supplement dated November 20, 2020 relating to Class C shares of each Summary Prospectuses dated February 28, 2020 As Amended

The purpose of this supplement is to inform you of certain updates to Class C shares of the above-listed series (each a “Fund” and together the “Funds”), each a Fund of the Diamond Hill Funds (the “Trust”).

The Board of Trustees of the Trust (the “Board”) has approved a plan to close and liquidate Class C shares of each of the above Funds.

Accordingly, effective December 4, 2020 at 4:00 pm Eastern Time, (the “Closure Date”), Class C shares of the each of the applicable Funds will close to new investors and to subsequent investments by existing shareholders (except through reinvested dividends). New or additional investments into Class C shares, including investments through an automatic investment plan, will not be permitted after the Closure Date.

On or about February 19, 2021, the Class C shares will be liquidated and cease operations (the “Conversion Date”). Any shareholders who remain invested in Class C shares as of the Conversion Date will have their shares automatically converted to Class A shares of the applicable Fund as of the close of business on the Conversion Date. There will be no fees charged in connection with the conversion.

Effective on the Conversion Date, the front-end sales load applicable to purchase each Fund’s Class A shares will be waived on investments made in conjunction with the liquidation of Class C shares. In addition, as of that date, any contingent deferred sales charge applicable to redemptions of Class C shares will be waived in conjunction with the conversion to Class A shares. The conversion will occur on a tax-free basis, and the value of a shareholder's account will not change as a result of this transaction.

Accordingly, effective as of the Conversion Date, all references to Class C shares of each Fund in each Summary Prospectus are hereby deleted.

Each Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE